Rule 497(e)

File Nos. 033-32199

811-05961

Varifund®

A Single Premium Variable Deferred Annuity Policy

offered by Canada Life Insurance Company of New York

in connection with its Canada Life of New York Variable Annuity Account 1

Supplement dated December 5, 2005 to the Prospectus and Statement of Additional Information dated May 1, 2003

First Great-West Life & Annuity Insurance Company ("FGWL&A") and Canada Life Insurance Company of New York ("CLINY") have executed an Agreement and Plan of Merger pursuant to which FGWL&A will merge with and into CLINY. The consummation of the merger is subject to regulatory notices and approvals.

In connection with the merger, CLINY will be renamed First Great-West Life & Annuity Insurance Company. In addition, Canada Life of New York Variable Annuity Account 1 ("VAA 1") will be renamed Variable Annuity-2 Series Account. Therefore, all references to CLINY and to VAA 1 in the Prospectus and Statement of Additional Information, dated May 1, 2003, refer to First Great-West Life & Annuity Insurance Company and Variable Annuity-2 Series Account, respectively. The name changes are expected to be effective on or about December 31, 2005.

Your contracts will continue to remain outstanding in accordance with their terms and there is no change to your contract. These contracts are no longer sold.

This Supplement must be accompanied by, or read in conjunction with,

the Prospectus and Statement of Additional Information, dated May 1, 2003.

Please keep this supplement for future references.